UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)
Debtor Reporting Period: Reporting Period: Sept 1, 2018 – Sept 30, 2018

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	
Schedule of Debtor Bank Account Balances	MOR-1b	Yes	
Schedule of Professional Fees and Expenses Paid	MOR-1c	Yes	
Copies of bank statements		Available to the U.S. Trustee upon request.	
Cash disbursements journals		Available to the U.S. Trustee upon request.	
Statement of Operations	MOR-2	Yes	
Balance Sheet	MOR-3	Yes	
Summary of unpaid post-petition debts	MOR-4	Yes	
Accounts Receivable Aging	MOR-5	Yes	
Debtor Questionnaire	MOR-5	Yes	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Matthew English
Signature of Authorized Individual*

10/19/18
Date

Matthew English
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.,[1] Debtor.	Chapter 11 Case No. 17-12913 (KJC)

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Matthew English, Chief Restructuring Officer of Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) (the "Debtor"), hereby certify as follows:

1. Attached to MOR-1 is a listing of the Debtor's bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtor's ordinary course accounting practices and, together with the Debtor's bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2. The bank account for Dextera GmbH, the German subsidiary of Dex Liquidating Co., is reviewed by our bookkeeper in Germany, and then reconciled so appropriate journal entries can be made monthly in the USA books and records for wind-down expense transactions and currency exchange. As the German entity will be wound down under German law over the next year, going forward, Dex Liquidating Co. will be required to keep a minimum 25,000 EUR balance to satisfy German law until the wind-down and liquidation is complete. Disbursements from the Dextera GmbH bank account include post-petition payments and transfers related to Dex Liquidating Co.'s international operations, including monthly administrative service invoices for the period from the petition date to September 30, 2018. These disbursements have been done for the benefit of the bankruptcy estate and either maximized the value of the Debtor's assets (e.g., A/R collections directly to the Debtor), minimized potential future liabilities (e.g., mitigated indemnification escrow claims), or were required to fulfill bankruptcy and/or SEC reporting requirements.

3. To the best of my knowledge and belief, as of the date of this filing, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Matthew English Matthew English Chief Restructuring Officer	10/19/18 Date

[1] The last four digits of the Debtor's federal tax identification number are 7832. The Debtor's address is 7 West 41st Avenue, #245, San Mateo, CA 94403.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)
Debtor Reporting Period: Reporting Period: Sept 1, 2018 – Sept 30, 2018

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtor's good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtor completes its analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtor cautions readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Stock-Based Compensation: The Debtor did not record stock based compensation expenses after September 31, 2017.

Inventory: The Debtor's accounting policy is to record inventory at the lower of cost or market on a first-in, first-out basis. The company, on a quarterly basis, performs an impairment analysis and adjusts its inventory as required. The company did not perform this analysis after September 31, 2017.

Balance Sheet: Liabilities on the balance sheet do not include additional insurance obligations, additional legal and administrative bankruptcy expenses and other expenses related to corporate dissolution.

Warrant Liabilities: The final actual warrant liability, if any, as of the end of this MOR period or any subsequent date is subject to the specific terms of the respective warrants and the determination of the bankruptcy court.

MOR-1: Schedule of Cash Receipts and Disbursements

(See attached)

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) **Case No. 17-12913 (KJC)**

Debtor Reporting Period: **Sept 1, 2018 – Sept 30, 2018**

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	AGGREGATE	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$6,258,521	$6,258,521			
RECEIPTS					
CASH SALES					
ACCOUNTS RECEIVABLE	$6,900	$6,900		$798,697	
REFUNDS	$0	$0		$99,426	
SALE OF ASSETS	$0	$0		$0	
ROYALTY PAYMENT AND OTHER (Note 5)	$7	$7		$236,721	
TRANSFERS (FROM DIP ACCTS)	$0	$0		$900,000	
NET PAYROLL AND TAXES	$0	$0		$14,245	
RELEASE OF CD COLLATERAL FOR LEASE	$0	$0		$100,312	
ASSET PURCHASE PAYMENT	$0	$0		$13,663,615	
ADJUSTMENT (Note 3)	$0	$0		$39,876	
TRUE-UP TO ADD OTHER BANK ACCOUNT BALANCES TO MOR (Note 4)	$0	$0		$78,843	
TOTAL RECEIPTS	**$6,907**	**$6,907**		**$15,931,936**	
DISBURSEMENTS					
NET PAYROLL AND TAXES	$6,542	$6,542		$2,255,194	
PAYROLL TAXES	$0	$0		$0	
SALES, USE, VAT, & OTHER TAXES	$18,775	$18,775		$70,135	
INVENTORY PURCHASES	$0	$0		$453,081	
SECURED/ RENTAL/ LEASES	$0	$0		$0	
INSURANCE	$2,601	$2,601		$402,363	
ADMINISTRATIVE (Note 2)	$56,592	$56,592		$827,329	
SELLING	$0	$0		$0	
WARRANT HOLDER SETTLEMENTS	$425,000	$425,000		$425,000	
	BANK ACCOUNTS	CURRENT MONTH		CUMULATIVE FILING TO DATE	

	AGGREGATE	ACTUAL	PROJECTED	ACTUAL	PROJECTED
ADJUSTMENT (Note 3)		$0		$300,604	
R & D	$0	$0		$91,124	
SALES AND MARKETING	$0	$0		$46,261	
TRANSFERS (TO DIP ACCTS)	$0	$0		$0	
LOAN PRINCIPAL, FEES INTEREST PAYMENT TO CMI	$0	$0		$4,054,413	
PROFESSIONAL FEES	$178,912	$178,912		$1,700,906	
JMP INVESTMENT BANKER FEE	$0	$0		$1,104,006	
U.S. TRUSTEE QUARTERLY FEES	$0	$0		$0	
COURT COSTS	$0	$0		$0	
TOTAL DISBURSEMENTS	**$688,422**	**$688,422**		**$11,730,415**	
NET CASH FLOW	**($681,516)**	**($681,516)**		**$4,201,521**	
(RECEIPTS LESS DISBURSEMENTS)					
CASH - END OF MONTH (Note 1)	**$5,577,005**	**$5,577,005**			

Note 1: CASH - END OF MONTH: $15K in SVB Cash Collateral Account ending in x2475 and $4,062.64 in SVB Cash Collateral Account x6339. Also includes $27,401.39 balance and transactions from Dextera GmbH (German Subsidiary of Dex Liquidating Co.)

Note 2: Administrative Disbursements includes post-petition payments and transfers related to international operations, including the catch-up of monthly administrative service invoices for the period from the petition date to September 30, 2018. These items were for the benefit of the bankruptcy estate and either maximized the value of the Debtor's assets (e.g., A/R collections directly to the Debtor), minimized potential future liabilities (e.g., mitigated indemnification escrow claims), or were required to fulfill bankruptcy and/or SEC reporting requirements.

Note 3: Cash Adjustment is a true-up of the MOR ending cash balance after the accounting system migration and further reconciliation. The source of this adjustment is believed to be stale checks in float, currency exchange rates, petty cash and other true-ups required after the accounting system migration to simplify operations. This true-up shows a benefit to the estate.

Note 4: TRUE-UP adds petty cash plus the other collateral and EUR currency bank accounts to the MOR for more complete and consolidated reporting.

Note 5: Royalty Payment includes amounts collected by company that are the property of AesDex (Buyer) and hence not revenue of the company.

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$688,422
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 688,422

MOR-1(b): Bank Account Balances

(See attached)

Last 4 Digits of Account Number	Description	Balance as of 9/30/2018
2687	SVB Cash - Checking Account	$ 5,530,540.82
5085	SVB Cash - Money Market	$ -
4161	Unicredit Cash - GmbH Checking	$ 27,401.39
0222	SVB Cash DEPOSITS ONLY	$ -
N.A.	Petty Cash	$ -
6339	SVB Credit Card Collateral MMA	$ 4,062.64
2475	SVB CD - Collateral MMA	$ 15,000.00
		$ 5,577,004.85

Account x4161 is a EUR currency account. Above, it has been converted to USD.
Petty Cash deposited 9/6/18 into account ending x2687

MOR-1(c): Schedule of Professional Fees and Expenses Paid
(See attached)

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.)
Debtor

Case No. 17-12913 (KJC)
Reporting Period: Sept 1, 2018 – Sept 30, 2018

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Wire Transfer		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Cooley Godward Kronish LLP	Dec 11, 2018 - July 2018	$366,362.71	Dex Liquidating Co.	ACH	9/19/18	$32,082.81	$826.17	$369,539.04	$6,813.67
Saul Ewing LLP	Dec 11, 2018 - August 2018	$474,885.80	Dex Liquidating Co.	ACH	9/8/18 & 9/19/18	$90,510.90	$1,085.30	$470,812.00	$4,072.00
Arch & Beam Global, LLC	March 2018 to August 2018	$228,001.96	Dex Liquidating Co.	ACH	9/19/18	$41,007.50	$171.00	$227,229.27	$772.68
Altum Partners	March 2018 to May 2018	$28,969.20	Dex Liquidating Co.	ACH		$0.00	$0.00	$28,169.20	$800.00
Omni Management	December 11, 2017 To January 31, 2018	$4,344.50	Dex Liquidating Co.	ACH		$0.00	$0.00	$4,344.50	$0.00
Vistegy Law	May 15, 2018 to July 30, 2018	$28,730.00	Dex Liquidating Co.	ACH	9/19/18	$4,180.00	$0.00	$28,730.00	$0.00

MOR-2: Statement of Operations
(See attached)

Dex Liquidating Co.

PROFIT AND LOSS

September 2018

	TOTAL
Income	
4000 Product revenue, net	-1,285.00
Total Income	**$ -1,285.00**
GROSS PROFIT	**$ -1,285.00**
Expenses	
6000 Selling, general and administrative	
6015 Publishing and Pubic Notice Costs	20,293.52
6070 Insurance	17,203.00
6090 Office Expense	86.00
6130 Salaries / Commissions / Payroll Fees	782.46
6170 Taxes State	18,775.00
6205 Regulatory Services and Filings	4,172.43
6210 Office/General Administrative Expenses	184.67
6220 Shipping, Freight & Delivery	0.00
6225 Contractor Fees & Expenses	-5,490.00
6230 Bank Charges & Fees	117.48
Total 6000 Selling, general and administrative	**56,124.56**
8010 International Administrative Services	12,742.04
Total Expenses	**$68,866.60**
NET OPERATING INCOME	**$ -70,151.60**
Other Income	
8015 Gain from Warrant Settlements	850,000.00
9000 Interest Income	6.66
Total Other Income	**$850,006.66**
Other Expenses	
7000 Reorganization Expenses	
7010 Professional Fees	107,975.00
7050 Other Reorganization Expenses	17,030.59
Total 7000 Reorganization Expenses	**125,005.59**
Total Other Expenses	**$125,005.59**
NET OTHER INCOME	**$725,001.07**
NET INCOME	**$654,849.47**

Note

- Negative expense amounts, unless noted otherwise below, are the result of the release of expense accruals.
- 4000 Product revenue, net: negative value is a write-down of A/R considered uncollectible and bad debt.
- 6170 Taxes State: expense amounts are the result of state income tax accruals for the fiscal year ended 6/30/18.
- 8015 Gain from Warrant Settlements: Other income gain from the reduction in accrued warrant liabilities after the court approved settlement and stipulation (docket #s 420 and 447)

MOR-3: Balance Sheet

(See attached)

Dex Liquidating Co.

BALANCE SHEET

As of September 30, 2018

	TOTAL
ASSETS	
Current Assets	
Bank Accounts	
1000 Cash Unrestricted	5,557,942.21
1010 Restricted Cash	19,062.64
Total Bank Accounts	**$5,577,004.85**
Accounts Receivable	
1200 Accounts Receivable (A/R)	61,823.25
Total Accounts Receivable	**$61,823.25**
Other Current Assets	
1400 Prepaid Expenses & Other Current Assets	134,674.38
1405 Prepaid Expenses- Professional Fee Retainers	203,687.57
Total Other Current Assets	**$338,361.95**
Total Current Assets	**$5,977,190.05**
Other Assets	
1600 Indemnification Escrow Fund-AesDex	2,000,000.00
Total Other Assets	**$2,000,000.00**
TOTAL ASSETS	**$7,977,190.05**
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
2020 Pre Petition Accounts Payable (A/P)	603,000.00
2030 Post Petition Accounts Payable (A/P)	671,894.22
Total Accounts Payable	**$1,274,894.22**
Credit Cards	
2050 Corporate Credit Cards	444.02
Total Credit Cards	**$444.02**
Other Current Liabilities	
2110 Accrued Compensation	1,126,247.65
2120 Accrued Liabilities	425,487.81
2310 Warrant liabilities	0.00
2320 AesDex Claims Reserve - Indemnification Escrow	269,599.72
Total Other Current Liabilities	**$1,821,335.18**
Total Current Liabilities	**$3,096,673.42**
Long-Term Liabilities	$0.00
Total Liabilities	**$3,096,673.42**
Equity	$4,880,516.63
TOTAL LIABILITIES AND EQUITY	**$7,977,190.05**

MOR-4: Summary of Unpaid Post-Petition Debts

(See attached)

Dex Liquidating Co.
A/P Aging Summary
As of September 30, 2018

	Current	1 - 30	31 - 60	61 - 90	91 and over	Total
TOTAL	$ 138,179.67	$ 452,189.63	$ 66,920.50	$ 2,366.00	$ 12,238.42	$ 671,894.22

MOR-5: Accounts Receivable Aging and Debtor Questionnaire
(See attached)

Dex Liquidating Co.
A/R Aging Summary
As of September 30, 2018

	Current	1 - 30	31 - 60	61 - 90	91 and over	Total
TOTAL	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 61,823.25	$ 61,823.25

Tuesday, Oct 16, 2018 02:35:57 PM GMT-7

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Note 2: For the purpose of this question, the Dextera EUR currency account at Dextera GmbH (wholly owned subsidiary) is being considered a Debtor in Possession account.